Significant events during the reporting period	9 Months Ended
Sep. 30, 2022
Significant Events During Reporting Period
Significant events during the reporting period

Note 8 – Significant events during the reporting period

1.	In July 2022, Amazon deactivated Orgad’s Amazon U.S. store as a result of complaints submitted due to an error in the listed manufacturer of certain products on Orgad’s store. Orgad resolved the complaints and the account was reinstated during September. During the deactivation period, Orgad generated revenues through other sales channels.
2.	In August 2022, the Company established a joint venture (“JV”) in Brazil with Santista Têxtil. The Company holds 51% and Santista Têxtil holds 49% of the JV. The purpose of the JV is to serve the Brazilian market according to the business plan that was set. Both parties agree to make an initial investment in the JV of 1 million BRL per the holding percentage. As of the reporting date, the JV is in process of establishing its operation.